SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2004

(Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

California	0-19222	94-3010150

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 369-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

99.1	Press Release of Registrant, dated March 15, 2004, entitled “Genelabs Technologies Reports 2003 Year-End and Fourth Quarter Financial Results.”

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 15, 2004, Genelabs Technologies, Inc., a California corporation (“Registrant”), announced its 2003 year-end and fourth quarter financial results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

GENELABS TECHNOLOGIES, INC.
By:	/s/ Matthew M. Loar
	Name:	Matthew M. Loar
	Title:	Chief Financial Officer

Date: March 15, 2004

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of Registrant, dated March 15, 2004, entitled “Genelabs Technologies Reports 2003 Year-End and Fourth Quarter Financial Results.”